biorestorative therapies

# Regenerative Biology for Healthier Lives

## Corporate Presentation

April 2026



NASDAQ: BRTX

# Forward-Looking Statements

Statements in this presentation, including the information set forth as to the future financial or operating performance of BioRestorative Therapies, Inc. (the "Company") that are not current or historical factual statements may constitute "forward-looking" information within the meaning of the U.S. federal and state securities laws. When used in this presentation, such statements may include, among other terms, such words as "may," "will," "expect," "believe," "plan," "anticipate," "intend," "estimate," "project," "target" and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward-looking statements and should not rely upon this information as of any other date.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, business plan or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward looking statements may not be realized due to a variety of factors, including without limitation: (i) our limited operating history, lack of significant revenues, and substantial losses since inception;(ii) our ability to obtain sufficient financing to initiate and complete our clinical trials and fund our operations; (iii) our ability to timely and successfully develop and commercialize BRTX-100, our lead product candidate for the treatment of chronic lumbar disc disease; (iv) delays in enrolling patients in our clinical trials; (v) disruption to our access to the media (including cell culture media) and reagents the Company is using in the clinical development of our cell therapy product candidates; (vi) failure of our clinical trials to demonstrate adequately the safety and efficacy of our product candidates; (vii) our lack of manufacturing capabilities to produce our product candidates at commercial scale quantities and lack of an alternative manufacturing supply; (viii) a loss of our exclusive license rights with regard to our disc/spine technology; (ix) safety problems encountered by us or others developing new stem cell-based therapies; (x) ethical and other concerns surrounding the use of stem cell therapy which negatively impact the public perception of our stem cell products and/or services; (xi) our limited experience in the development and marketing of cell therapies; (xii) our reliance on novel technologies that are inherently expensive and risky; (xiii) significant product liability claims and litigation to which the company may be subject, including potential exposure from the use of our product candidates in human subjects; (xiv) our inability to obtain reimbursement for our products and services from private and governmental insurers; (xv) our inability to protect our proprietary rights; (xvi) compliance with applicable federal, state, local, and international requirements; and (xvii) our current failure to meet the continued listing requirements of Nasdaq could result in a delisting of our common stock. See also "Risk Factors" set forth in the Company's most recent annual report filed with the SEC.

Many of these issues can affect the Company's actual results and could cause the actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, the Company. You are cautioned that forward-looking statements are not guarantees of future performance, and you should not place reliance on them. In formulating the forward-looking statements contained in this presentation, it has been assumed that business and economic conditions affecting the Company and the economy generally will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect.

The description of the Company and its business in this presentation does not purport to be complete and is subject to the more detailed description of the Company and its business in the Company's annual, quarterly and current reports filed with the SEC.

# About BioRestorative

Clinical-stage regenerative medicine company developing advanced cell-based therapies using adult stem cell and tissue protocols for spine disorders, metabolic disease, and regenerative aesthetics.

## Disc/Spine Late-Stage Clinical Program

BRTX-100, late-stage Phase 2 development of autologous bone marrow–derived mesenchymal stem cell therapy for chronic lumbar disc disease designed to target and repair damaged intervertebral discs.

## BioCosmeceuticals (Commercial Platform):

Commercial biocosmeceutical skincare platform for skin health and longevity. Developing and marketing proprietary secretome-derived cosmetic and dermatologic products (exosomes, growth factors, cytokines) for professional aesthetics, medical-grade skincare, and at-home use.

## Metabolic Preclinical Program (ThermoStem®):

Preclinical brown adipose-derived stem cell platform targeting obesity, Type 2 diabetes, and metabolic disorders, leveraging metabolically active brown adipose tissue (BAT) biology to regulate metabolic homeostasis and energy expenditure.

# Investment Highlights

## Late-Stage Clinical Asset with Regulatory Momentum

- BRTX-100 (late Phase 2 full enrolled) for chronic lumbar disc disease
- FDA Fast Track designation
- Spring 2027 topline clinical data expected

## Near-Term Commercialization of Regenerative Biologics Platform

- BioCosmeceuticals secretome-based regenerative skincare products
- Distribution through clinics, medspas, and aesthetic channels

## Large Addressable Markets with Significant Unmet Needs

- 64.5M U.S. adults suffer from chronic lower back pain
- $35B+ global medical aesthetics market

## Multiple Value Creation Catalysts

- Spring 2027 Phase 2 data readout
- Regulatory milestones and early Phase 3 development potential
- BioCosmeceuticals commercialization expansion and partnership opportunities

## Integrated Regenerative Medicine Platform

- cGMP ISO-7 biologics manufacturing facility
- Proprietary cell processing and therapeutic technologies



| PRECLINICAL | MID-STAGE CLINICAL | COMMERCIAL |
|---|---|---|
| **ThermoStem** | **BRTX-100** | **BioCosmeceuticals** |
| **Source:** Brown adipose-derived stem cells | **Source:** Bone marrow-derived mesenchymal stem cells | **Source:** Secretome (novel exosome, growth factor/cytokine) biologics-based technology for cosmetic applications |
| **Application:** Obesity, Type 2 diabetes, metabolic disorders | **Application:** Chronic lumbar disease | **Application:** Biologics-based technology for regenerative cosmetic applications |

# Robust Preclinical & Clinical Pipeline


PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
COMMERCIAL
AUTOLOGOUS
Spine
Lumbar
INITIATING PH 3 ACTIVITES
FAST TRACK
Cervical
CLEARED TO BEGIN PHASE 2
Thoracic
Musculoskeletal System
Hips/Knees
Extremities
Avascular Zones
ALLOGENEIC
Metabolic
Type 2 Diabetes
Obesity
PCOS
Brown Adipose Stem Cells
ARDS
Long Hauler Covid
Secretome / Exosome
Cosmetic

* Polycystic ovarian syndrome

biorestorative therapies

# Chronic Lumbar Disc Disease (cLDD)

| | |
|---|---|
| **258 M** | U.S. adult population |
| **64.5 M** | American adults with chronic lower back pain prevalence |
| **32 M** | American adults with diagnosed and treated disc degeneration |
| **15 M** | Americans suffering pain caused by a protruding or injured disc |
| **2.5 M** | Invasive Surgical Procedures per year; **$40 billion** in surgeries |



* Trinity Partners Report, “Degenerative Disc Disease US Market Assessment (Phase I),” Feb. 2016, Slide 9 of report.

# The Problem: Clinical & Economic

## Medical Treatments

**ORAL MEDICATION TREATMENT / OPIOIDS**
**$1,000 – $2,000** / annually

**INJECTION TREATMENT**
**$8,000** / annually
$2,000 per injection, 2 injections per treatment-semi-annual treatment

**PHYSICAL MEASURES**
**$20,000** / annually
$200 per session, 2 sessions per week

**Often Recurrent**

**NON-INVASIVE**

**UNMET NEED**
**OPPORTUNITY ZONE**

## Surgical Treatments

**SPINAL FUSION SURGERY**
**$110,000**

**DISCECTOMY**
**$20,000 - $50,000**

**DISC REPLACEMENT SURGERY**
**$80,000 - $150,000**

**Re-op Rates Often 30-35%**

**INVASIVE**

# Our Solution: BTRX-100

## Conservative Treatments

**ORAL MEDICATION TREATMENT / OPIOIDS**
**$1,000 - $2,000** / annually

**INJECTION TREATMENT**
**$8,000** / annually
$2,000 per injection, 2 injections per treatment-semi-annual treatment

**PHYSICAL MEASURES**
**$20,000** / annually
$200 per session, 2 sessions per week

**Often Recurrent**

NON-INVASIVE

## Regenerative Medicine

Introduce Hypoxic Cultured Autologous MSCs

**BRTX-100**

SINGLE INTRA-DISCAL INJECTION
EXACTLY 40MM CELLS
PROCEDURE TIME ~ 30 minutes

NON-INVASIVE

## Surgical Treatments

**SPINAL FUSION SURGERY**
**$110,000**

**DISCECTOMY**
**$20,000 - $50,000**

**DISC REPLACEMENT SURGERY**
**$80,000 - $150,000**

**Re-op Rates Often 30-35%**

INVASIVE

# BRTX-100: Technical Overview - Logistical /Clinical Process


1
2
3
4
5
BRTX-100 Production Process

**1. Collection**
Collection and Shipment of Patient's Bone Marrow and Blood to Cell Production Manufacturer

**2. Production**
Production of BRTX-100 Hypoxic Culturing of Stem Cells

**3. Manufacturing**
Formulation and Cryopreservation of BRTX-100

**4. Shipping Cryoport**
Shipment of BRTX-100 to Clinical Site/Physician

**5. Clinical Site**
Thawing and Injection of BRTX-100 into Patient's Disc

# BRTX-100 in cLDD: Phase 2 Trial Design

## FDA Cleared IND 17275:

Phase 2 Randomized, Controlled Study Design in Patients with cLDD

### Design

- Study includes 105 subjects (2:1 product to placebo)
- 40,000,000 cells/dose
- Included subjects will have only one symptomatic diseased disc

### Primary Efficacy Endpoint

12 m, F/U at 24 m

**Improvement in function:**
at least 30% increase in function based on Oswestry Disability Index questionnaires (ODI)

**Reduction of pain:**
at least 30% decrease in pain as measured using a Visual Analogue Scale (VAS)

### Patient Population

- Subjects must have current diagnosis of cLDD, typical pain with degeneration of a single disc confirmed by history, exam, radiography, or other acceptable means
- Subjects will have exhausted previous conservative non-operative therapies

# Compelling Preliminary Phase 2 Clinical Data (36 Subjects): Meaningful Signals



80%
60%
40%
20%
0%
52 weeks
Average improvement in VAS versus baseline
Average improvement in ODI versus baseline
Level of improvement required by the FDA

**Presented at ISSCR 2025**

FDA is requiring at least a greater than 30% improvement in function (ODI) and a greater than 30% reduction in pain (VAS) in determining whether the clinical trial will be allowed to proceed and ultimately gain Biologics License Application approval

**% Subjects ≥50% ΔVAS & ΔODI**



100%
75%
50%
25%
0%
% Subject Population
Baseline
week 2
week 12
week 26
week 52
week 104
Expected mean (66%) at 2:1 randomization

# New Phase 2 ORS 2026 Blinded Data: Sustained Efficacy Across Endpoint Scales

Percentage of patients achieving >50% improvement over time.

### VAS (Pain Intensity)


100%
80%
60%
40%
20%
0%
53.57%
75.00%
75.00%
26w
(n=28)
52w
(n=12)
104w
(n=4)

### ODI (Functional Impairment)


100%
80%
60%
40%
20%
0%
53.57%
74.63%
50.00%
26w
(n=28)
52w
(n=12)
104w
(n=4)

### RMDQ (Spinal Disability)


100%
80%
60%
40%
20%
0%
57.14%
50.00%
75.00%
26w
(n=28)
52w
(n=12)
104w
(n=4)

### FRI (Pain & Functional Rating)


100%
80%
60%
40%
20%
0%
35.71%
66.67%
50.00%
26w
(n=28)
52w
(n=12)
104w
(n=4)

# The Convergence Standard: Simultaneous Pain and Function Relief

**ORS 2026 Blinded Data**
**Percentage of Patients Achieving >50% Improvement in BOTH ODI and VAS**



100%
80%
60%
40%
20%
0%
41%
55%
57%
26w
52w
104w

**At two years post-treatment, 57% of evaluated patients maintained a >50% reduction in pain while simultaneously experiencing a >50% restoration in physical function.**

# BRTX-100: Key Differentiating Factors

| | SOURCE | CULTURING | CARRIER | MANUFACTING |
|---|---|---|---|---|
| biorestorative therapies | **Autologous** uses patient's own stem cells - 40 million | **Hypoxic cultured** in low oxygen environment (5%) | **Autologous** Platelet Lysate Carrier & Adjuvant | **100% Animal-Free** |
| mesoblast | **Allogeneic** uses human derived stem cells (not from patient) - 6 million | **Normoxic cultured** with normal oxygen environment (~20%) | **Hyaluronic Acid Carrier** | **Animal Products Used** |

## BRTX-100 Advantages

- Autologous cells means low to no risk of rejection, greater safety profile (introduction of viral/genetic), potentially streamlined regulatory path
- Hypoxic culturing creates increased cell proliferation, greater plasticity, increased paracrine effect and increased cell survival after application
- Autologous platelet lysate provides growth factors that interact with the cells, allowing for better cell survival
- Low to no risk of safety concerns related to immunological and zoonotic (animal to people) transmission
- Strong runway for value creation with successful clinical results

PRECLINICAL

MID-STAGE CLINICAL

COMMERCIAL

## ThermoStem

**Source:**
Brown adipose-derived stem cells

**Application:**
Obesity, Type 2 diabetes, metabolic disorders

## BRTX-100

**Source:**
Bone marrow-derived mesenchymal stem cells

**Application:**
Chronic lumbar disease

## BioCosmeceuticals

**Source:** Secretome (novel exosome, growth factor/cytokine) biologics-based technology for cosmetic applications

**Application:** Biologics-based technology for regenerative cosmetic applications

# BioRestorative's Cell-based Therapeutics And Biocosmeceuticals

**BioX-HR**
Delivers regenerative biosignals that assist healthy hair growth cycles

**BioX-HC**
Daily serum that delivers potent extracellular vesicles, rich in growth factors, peptides, and antioxidants to support optimal scalp function

**BioX-SC**
Daily bioactive exosome complex for skin vitality



## Cellular Effect Intensity

**BioX-1**
Optimized formulation that delivers essential benefits of exosome science in a balanced, accessible concentration

**BioX-3**
Formulated for broad biological activity and concerns

**BioX-5**
Premium, next generation formulation for maximum cellular effect

We are **pioneers** in the science of regenerative **cell-based** therapeutics and biocosmeceuticals, merging advanced **biotechnology** with skincare innovation.

As a leading manufacturer of exosome-based formulations, we are redefining **stem cell** therapy and skin health through the power of regenerative science.

## The Skincare Market Is Being Disrupted

Three macro forces are colliding:

**1**
**Regenerative mainstreaming**

Exosomes, stem cell signaling, PRP, and biologics are now standard in aesthetics.

**2**
**Proof-driven consumer**

“Clean” and “natural” have been replaced by clinical validation and data.

**3**
**Biotech-led prestige**

Prestige brands are no longer fashion houses — they are becoming science brands.

**This creates a once-per-generation platform shift**

# How We Are Different



## Lineage Verification

Ensures every step, from donor umbilical cord MSC sourcing and culture conditions to isolation, purification, and final formulation is documented, verified, and auditable.

## Formulation Integrity

Uncompromised purity, refined to pharmaceutical grade standards.

## BioEfficacy

High bioactivity for maximum results with scientifically measured efficacy in every formulation.

## Quality Standards

Manufactured under a robust Quality System and released to defined quality standards, deliver consistency, traceability, and compliance that exceed typical cosmetic benchmarks.

biorestorative therapies

# Advancing into High-Growth Regenerative Aesthetics Markets

### The Market

- Global Cosmetic market $63B and growing
- Global Regenerative market $42B(2024) est $154B(2033)
- Regenerative products are the new standard
- Market filled with products lacking clinical relevance and biological performance
- Bundle with existing procedures and continued indefinitely as the patient's skincare regimen

### Manufacturing

- cGMP ISO 7 Certified Facility
- Cellular Biology Engineering Expertise
- Multi-use facility highlights versatility

### Products

- Cell-based biologics engineered and targeted for both clinical and aesthetic use

# BRTX-C: Going Commercial

## Our Approach

**Aesthetic Distributors**

**Regenerative Distributors**

**Direct to Consumer**

## Early Progress

Identified multiple high-quality opportunities and are in advanced closing discussions

Global skincare manufacturer | High profile celebrity provider
Beauty supplier expanding markets | Large national medspa GPO
Large national medspa franchise | Aesthetics & Regenerative Distributor | Telemedicine

PRECLINICAL

MID-STAGE CLINICAL

COMMERCIAL

## ThermoStem

**Source:**
Brown adipose-derived stem cells

**Application:**
Obesity, Type 2 diabetes, metabolic disorders

## BRTX-100

**Source:** Bone marrow-derived mesenchymal stem cells

**Application:** Chronic lumbar disease

## BioCosmeceuticals

**Source:** Secretome (novel exosome, growth factor/cytokine) biologics-based technology for cosmetic applications

**Application:** Biologics-based technology for regenerative cosmetic applications

# ThermoStem Program: Allogeneic Cell-based Therapy

**Target Conditions:** Obesity, Type 2 diabetes, and Metabolic disorders

**Cell Type:** Brown Fat

- Has been shown to regulate metabolic homeostasis in the body

**Components of Library:**

- Human Brown Adipose Tissue (BAT)
- White Adipose Tissue (WAT)
- Brown Adipose-derived Stem Cells (BADSC)

**Initial Proof of Concept:**

✔ Completed in small animal model

**Patent Portfolio:** Related BAT patent portfolio, including issued patents in the U.S., Australia and Japan

**Platform Program:**

For the development of cell & small molecule therapies



Migraines, Depression, Pseudotumor Cerebri, Obstructive Sleep Apnea
Chronic Obstructive Pulmonary Disease
Non-Alcoholic Fatty Liver Disease
Gastroesophageal Reflux Disease
Polycystic Ovarian Syndrome
Stress Urinary inconsistence
Venous Stenosis
Spine Disorders
Cardiovascular Disease, Hypertension
Dyslipidemia Hypercholesterolemia
Type 2 Diabetes Mellitus, Metabolic Syndrome
Cancer of various origins
Degenerative Joint Diseases
Gout

# Metabolic Program Highlights


WHITE FAT
BEIGE FAT
BROWN FAT

- First human stem cell derived BAT transfer
- Creation of first human 3D engineered artificial brown adipose tissue construct (aBAT)
- Successful delivery of 3D aBAT construct in mouse model
- Transplantation of aBAT lowered blood glucose levels
- Transplantation of aBAT decreased weight in obese mice
- Published initial proof of concept completed

# Metabolic Program Clinical Pathway



### File DMF with FDA

Expect filing a Drug Master File ("DMF") with the FDA to facilitate licensing opportunities around ThermoStem.

### Pre-IND Meeting with FDA

Scheduling Pre-IND meeting with FDA to discuss first-in-man fast-track regulatory pathways.

### Initiate Phase 1/2 Clinical Trial

Upon FDA approval commence Phase 1/2 clinical trial.

# Our Opportunities are Well-Protected

| PROGRAM | INDICATION | PATENT TITLES | STATUS | NO. OF APPLICATIONS |
|---|---|---|---|---|
| brt discx | Disc / Spine | • Methods and Compositions to facilitate repair of avascular tissue<br>• Surgical Methods and Compositions to facilitate repair of avascular tissue<br>• Therapeutic Delivery Device | 3 | 2 Issued<br>1 Pending |
| ThermoStem | Metabolic | • Brown Fat Compositions and Methods<br>• Human Brown Adipose Derived Stem Cells and Uses<br>• Non-naturally occurring three-dimensional (3D) Brown Adipose-Derived Stem Cell aggregates and methods of generating and using the same | 26 | 25 Issued<br>1 Pending |

# Near Term Catalysts

| PROGRAM | 2026 | | | | 2027 & BEYOND |
|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | |
| **BRTX-100 Phase 2** | | | | | |
| Enrollment Complete | ● | | | | **2027 (Q2) -** 1-Year Data |
| Clinical data presented at ORS 2026 | ● | | | | **2028 (Q2) -** 1-Year Follow-up |
| Clinical data presented at ISCT 2026 | | ● | | | |
| Publish blinded BRTX-100 clinical data | | ● | ● | | |
| File IND for allogeneic (off-the-shelf) BRTX-100 | | | ● | ● | |
| **BRTX-100 Phase 3** | | | | | |
| Submit RMAT application | | ● | | | **2027 (Q4) -** Enrollment Complete |
| Potency assay complete (supports BLA requirements) | | ● | | | **2028 (Q4) -** 1-Year Data |
| Phase 3 IND clearance | | ● | ● | | **2029 (Q4) -** 1-Year Follow-up |
| Enrollment Begins | | | ● | | |
| First Phase 3 patient dosed | | | ● | ● | |
| **BioCosmeceutical** | | | | | |
| Complete small-animal wound healing study (IND-enabling) | | ● | | | |
| Publish BRTX-Cosmetic manuscript | | | ● | ● | |
| Advance commercialization milestones | | ● | ● | ● | |
| **ThermoStem** | | | | | |
| Biodistribution/Toxicology Animal Study | | | ● | ● | |

● 2026 Catalysts

biorestorative therapies

# Recent Accomplishments

- ✓ Announced FDA clearance of important BRTX-100 clinical study protocol amendment (replaces saline injection with sham injection in control arm)
- ✓ Completed enrollments in Phase 2 BRTX-100 clinical trial
- ✓ Reported positive preliminary Phase 2 BRTX-100 study data (36 patient) in cLDD
- ✓ Received FDA Fast Track Designation for BRTX-100 in cLDD
- ✓ FDA cleared IND for Phase 2 BRTX-100 trial in cCDP
- ✓ Developed novel exosome-based biologic for obesity
- ✓ Expanded ThermoStem patents in U.S., Europe, Israel, and Japan
- ✓ Initiated discussions with an undisclosed commercial stage regenerative medicine company on potential ThermoStem IP licensing
- ✓ Announced commercial biocosmeceutical agreement with Cartessa
- ✓ Received expanded tissue license from New York State Dept. of Health



biorestorative therapies

# Key Metrics

| CURRENT CAPITALIZATION | SHARES |
|---|---|
| Common Shares Outstanding | 25.5 Million* |
| Cash | $ 7.95 Million** |
| Debt | $0 |
| Warrants Outstanding | 19,780,753 Million |

* As of 03/26/2026
** As of 12/31/2025 year end, add $5.0 million gross proceeds from Rodman deal of Feb 2026

# Experienced Leadership



## Lance Alstodt
**Chairman & CEO**
- 30+ years leading, advising and operating companies within the Healthcare sector
- Founder, MedVest Capital, (a Healthcare investment fund created in 2013)
- Former head of Medical Technology investment banking group at JP Morgan, BAML and Leerink Partners



## Robert Kristal
**Chief Financial Officer**
- 25+ years on Bay Street and Wall Street
- Most recently served as Director of Research (DOR) at a healthcare-focused investment bank
- Career has spanned Trading, Sales, Investment Banking and Research



## Francisco Silva
**Vice President of R&D**
- 20+ years in the R&D of cell-based and off-the-shelf therapeutics
- Established BRTX's high-throughput stem cell research program leveraging academic and industrial experience
- Inventor on multiple cell therapy patents; author of manuscripts in translational stem cell research
- Section Editor of the newly launched Regenerative Medicine section of the peer-reviewed *Journal of Translational Medicine*



## Crystal Romano
**Head of Global Commercialization**
- 20 years in Aesthetic and Biologic Markets
- Recently the President of Innovation & Commercialization for Cartessa
- Commercialized 11 products in two years
- Holds multiple Aesthetic Device Patents



## Suranga Suraweera
**Director of Quality**
- 15 years leadership in cell therapy, medical device and tissue industries
- Several patents in the human tissue space
- Bristol Myers, Abbvie, Allergan, Dendreon



## Michael Joyce, Ph.D.
**Director of R&D**
- Tissue engineering & regenerative medicine leader
- 10+ years; EU & U.S.



## Zack Li, Ph.D.
**Director, Cell & Biomanufacturing**
- 20+ years in stem cell therapy research & mfg
- Leadership roles at Bloodworks Northwest and NYU Medicine

# In Conclusion

- cGMP ISO-7 Certified Clean room
- Disruptive Platform Technologies in Cellular Therapy
- Strong Preliminary Data Indicative of Positive Trial Outcomes
- Active Phase 2 Trial in Spine
- Addressing Multi-Billion Dollar Markets with Unmet Needs
- Opportunity for Key Strategic Partnerships in Cosmetic Space
- Strong Intellectual Property Protection
- Experienced Management Team & Scientific Advisory Board

biorestorative
therapies

40 Marcus Drive, Suite 1
Melville, NY 11747
(631) 760-8100
biorestorative.com



# Appendix

# BRTX-100: Positive Human Data

**Human data from studies of therapies similar to BRTX-100 show reduced pain, increased function, and an absence of significant safety issues with a durable response**

Centeno et al. J Transl Med (2017) 15:197
DOI 10.1186/s12967-017-1300-y
Journal of Translational Medicine
RESEARCH Open Access

**Treatment of lumbar degenerative disc disease-associated radicular pain with culture-expanded autologous mesenchymal stem cells: a pilot study on safety and efficacy**

Christopher Centeno[1,2], Jason Markle[1], Ehren Dodson[2*], Ian Stemper[2], Christopher J. Williams[1], Matthew Hyzy[1], Thomas Ichim[3] and Michael Freeman[4]

Original Clinical Science—General

**Intervertebral Disc Repair by Allogeneic Mesenchymal Bone Marrow Cells: A Randomized Controlled Trial**

David C. Noriega, MD, PhD,[1] Francisco Ardura, MD, PhD,[1] Rubén Hernández-Ramajo, MD, PhD,[1] Miguel Ángel Martín-Ferrero, MD, PhD,[1] Israel Sánchez-Lite, MD,[2] Borja Toribio, MD,[2] Mercedes Alberca, PhD,[3] Verónica García, PhD,[3] José M. Moraleda, MD, PhD,[4] Ana Sánchez, MD, PhD,[5] and Javier García-Sancho, MD, PhD[5]

Kumar et al. Stem Cell Research & Therapy (2017) 8:262
DOI 10.1186/s13287-017-0710-3
Stem Cell Research & Therapy
RESEARCH Open Access

**Safety and tolerability of intradiscal implantation of combined autologous adipose-derived mesenchymal stem cells and hyaluronic acid in patients with chronic discogenic low back pain: 1-year follow-up of a phase I study**

Hemant Kumar[1†], Doo-Hoe Ha[2†], Eun-Jong Lee[3†], Jun Hee Park[4], Jeong Hyun Shim[4], Tae-Keun Ahn[5], Kyoung-Tae Kim[6], Alexander E. Ropper[7], Seil Sohn[1], Chung-Hun Kim[8], Devang Kashyap Thakor[9], Soo-Hong Lee[10*] and In-Bo Han[1*]

Stem Cells and Development > Vol. 28, No. 17 > Original Research Reports

**The Traceability of Mesenchymal Stromal Cells After Injection Into Degenerated Discs in Patients with Low Back Pain**

Helena Barreto Henriksson, Nikolaos Papadimitriou, Daphne Hingert, Adad Baranto, Anders Lindahl, and Helena Brisby
Anders Lindahl

Published Online: 23 Aug 2019 | https://doi.org/10.1089/scd.2019.0074

# BRTX-100: Cleared DSMB June 2023

- Unanimous approval by the DSMB to continue trial without changes
- 3:1 randomization
- BRTX-100 is safe and well tolerated
- No Significant Adverse Events
- All 4 subjects successfully dosed with either 40 mil hMSCs or placebo
- VAS, ODI, SF-12, RMDQ, and FRI scores to measure pain and function were collected
- First time 40 million cells injected in a human subject
- Opportunity to leverage this data and clinical package

# BRTX-100: Clinical Snapshot

Lead investigational therapeutic product

Autologous (patient's own) cell-based biologic

Hypoxic (low oxygen) cultured, bone marrow-derived

Single intradiscal injection – anticipated 30 minute in-office procedure

Prior human data provides insight into the potential safety and efficacy of BRTX-100

Ongoing FDA authorized Phase 2 clinical trial

Large growing market with few comparable autologous therapies

1) Trinity Partners Report, "Degenerative Disc Disease US Market Assessment (Phase I)," Feb. 2016, Slide 9 of report.

# Scientific Advisory Board

## Wayne Marasco, MD, PDt
**Chairman of SAB**

- Principal Faculty Member of Harvard Stem Cell Institute
- Professor in the Department of Cancer Immunology & AIDS at the Dana-Farber Cancer Institute
- Professor of Medicine at Harvard Medical School

## Jason Lipetz, MD
**Chairman of SAB Sub Committee Disc Advisory Board**

- Chief of Spine Medicine for the Northwell Health Spine Center
- Founder of Long Island Spine Rehabilitation Medicine

## Harvinder Sandhu, MD
**Member Disc Advisory Board**

- Orthopedic Spine Surgeon at the Hospital for Special Surgery
- Specializes in minimally invasive spine surgery, endoscopic spine surgery, microsurgery, computer-assisted surgery, and the study and use of spinal biologics

## Wayne Olan, MD Clinical
**Director of Regenerative Disc / Spine Program**

- Board-certified Interventional Neuroradiologist
- Director of Endovascular and Minimally Invasive Neurosurgery at the George Washington University Medical Center

## Christopher Plastaras, MD
**Member Disc Advisory Board**

- MossRehabs' Clinical Director of Musculoskeletal Spine & Sports Rehabilitation Medicine

## Joy Cavagnaro, PhD
**Member**

- President and Founder of Access BIO, L.C.
- Previously positions with the FDA Center for Biologics Evaluation and Research (CBER), for a decade